UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

IVERIC bio, Inc.
(Name of Registrant as Specified In Its Charter) Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11. Schedule and the date of its filing.
	(1)	Amount Previously Paid:
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IVERIC BIO

VOTE

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Online

Go to **www.envisionreports.com/ISEE** or scan the QR code — login details are located in the shaded bar below.

Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the IVERIC bio, Inc. Stockholder Meeting to be Held on May 12, 2022

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or you can receive a copy of the proxy materials by making a request (see reverse side for instructions). We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/ISEE

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/ISEE**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 28, 2022 to facilitate timely delivery.

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Stockholder Meeting Notice

The 2022 Annual Meeting of Stockholders of IVERIC bio, Inc. will be held on Thursday May 12, 2022, at 12:30 p.m., ET, virtually via the internet at meetnow.global/M2HJD72. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors of IVERIC bio, Inc. recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2 and 4 and 1 YEAR on Proposal 3:

1. Election of two Class III Directors:
   01 - Adrienne Graves
   02 - Christine Ann Miller
2. To approve, on a non-binding, advisory basis, our named executive officer compensation as described in the proxy statement.
3. To approve, on a non-binding, advisory basis, frequency of future advisory votes to approve named executive officer compensation as described in the proxy statement.
4. To ratify the selection of Ernst & Young LLP as IVERIC bio's independent registered public accounting firm for the fiscal year ending December 31, 2022.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the 2022 annual meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.envisionreports.com/ISEE**. Click Cast Your Vote or Request Materials.
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials IVERIC bio, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 28, 2022.